COMPB
PHILIP M. HYMANSON, ESQ.
Nevada State Bar No. 2253
HENRY JOSEPH HYMANSON, ESQ.
Nevada State Bar No. 14381
ARIANA CARUSO
Nevada Bar No. 15520
HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
(702) 629-3300 Telephone
(702) 629-3332 Facsimile
Phil@HymansonLawNV.com
Hank@HymansonLawNV.com
Ariana@HymansonLawNV.com

Attorneys for Plaintiffs

CASE NO: A-21-831496-B
Department 11

DISTRICT COURT

CLARK COUNTY, NEVADA

DGMD Real Estate Investments, LLC; ARMPRO, LLC; Zhang Springs LV, LLC; Prodigy Holdings, LLC; and Las Vegas Green Organics, LLC Plaintiff, vs. Jim Mueller, an individual; John Mueller, an individual; MachNV, LLC; Acres Cultivation, LLC; Paris Balaouras, an individual; MJ Holdings, Inc.; Dimitri Deslis, an individual; ATG Holdings, LLC; Curaleaf, Inc.; and DOES I through X, inclusive, Defendants.	CASE NO.: DEPT. NO.: **COMPLAINT** **DEMAND FOR JURY TRIAL**

Plaintiffs Zhang Springs LV, LLC, DGMD Real Estate Investments, LLC, ARMPRO, LLC, Prodigy Holdings, LLC, and Las Vegas Green Organics, LLC (collectively "Co-Op Investors" or "Plaintiffs"), by and through their attorneys of record, Hymanson & Hymanson, hereby file this Complaint against Jim Mueller, an individual; John Mueller, an individual; MachNV, LLC; Acres Cultivation, LLC; Paris Balaouras, an individual; MJ Holdings, Inc.; Dimitri Deslis, an individual; ATG Holdings, LLC; Curaleaf, Inc.; and DOES I through X,

inclusive (collectively, "Defendants") as follows.

PARTIES

1. Plaintiff Zhang Springs LV, LLC ("Zhang Springs") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

2. Plaintiff DGMD Real Estate Investment, LLC ("DGMD") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

3. Plaintiff ARMPRO, LLC ("ARMPRO") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

4. Plaintiff Prodigy Holdings, LLC ("Prodigy") is an Ohio limited liability company with its principal place of business in Columbus, OH.

5. Plaintiff Las Vegas Green Organics, LLC ("LVGO") is a Nevada limited liability company with its principal place of business in Wayzata, Minnesota.

6. Defendant Jim Mueller is the brother of defendant John Mueller and an individual who resides in Texas.

7. Defendant John Mueller is the brother of defendant Jim Mueller and an individual who resides in Missouri.

8. Defendant MachNV, LLC ("MachNV") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

9. Defendant Acres Cultivation, LLC ("Acres") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

10. Defendant Paris Balaouras is an individual who resides in Nevada.

11. Defendant MJ Holdings, Inc. ("MJ Holdings") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

12. Defendant Dimitri Deslis is an individual who resides in Nevada.

13. Defendant ATG Holdings, LLC ("ATG") is a Nevada limited liability company with its principal place of business in Clark County, Nevada.

14. Defendant Curaleaf, Inc. ("Curaleaf") is a Delaware corporation with its principal

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place of business in Wakefield, Massachusetts.

15. The true names, identities or capacities, whether individual, corporate, political, associate, or otherwise of any Doe Defendant are unknown to Plaintiffs. Plaintiffs therefore sue said Doe Defendants by fictitious names. Plaintiffs are informed and believe and thereon allege that each of the Doe Defendants are responsible in some manner for the acts, actions, and omissions herein referred to; each of the Doe Defendants has proximately caused actual and special damages to Plaintiffs as alleged herein; and Plaintiffs will ask leave of Court to amend this Complaint to insert the true names and capacities of any Doe Defendants when the same have been ascertained.

JURISDICTION AND VENUE

16. This Court has personal jurisdiction over Defendants, as they either reside in and / or conduct business in Nevada, and Defendants have continuous and systematic contacts with the State of Nevada. Additionally, Defendants' conduct at issue occurred in whole or in part in the State of Nevada.

17. Venue is appropriate in Clark County, Nevada because the conduct at issue occurred in whole or in part in Clark County, Nevada.

GENERAL ALLEGATIONS

18. Acres is a company that legally cultivates, manufactures, and sells cannabis in Nevada.

19. MachNV was the parent corporation of Acres.

20. Curaleaf is the successor in interest corporation to Acres pursuant to a de facto merger under Nevada law. Accordingly, Curaleaf is legally liable for the conduct of Acres and its respective agents and representatives. Any alleged conduct of Acres or its agents is Curaleaf's conduct, and any cause of action against Acres is a cause of action against Curaleaf.

21. Acres owns a parcel of land located at 950 Anvil Rd., Amargosa Valley, NV 89020 in Nye County, Nevada (the "Acres Site").

22. In or around 2017 Acres planned to expand its operation at the Acres Site in Nye

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County to add an additional eight to ten 20,000 square foot greenhouses for cannabis cultivation.

23. Defendants collectively conspired to use false information to entice unwitting entities to invest in the construction of new 20,000 square foot greenhouses at the Acres Site. When Acres was the central entity driving this scheme, it is referred to as the "Acres Investment Scheme" throughout this complaint, and when MJ Holdings was the central entity driving this scheme it is referred to as the "MJ Holdings Investment Scheme" throughout this complaint.

24. The Acres Investment Scheme was represented to Zhang Springs, DGMD, and ARMPRO as a very lucrative investment opportunity. Acres, MJ Holdings, John Mueller, Jim Mueller, and Paris Balaouras told Zhang Springs, DGMD, and ARMPRO that each investor would own its greenhouse for a term of eight years. During those eight years, the investors would keep all of the first $2.5 million in profit generated from the cultivation and sale of cannabis grown in their greenhouses, and then ninety percent of the profits over $2.5 million each year. At the end of the eight years, the greenhouses would be surrendered to Acres. All of these terms were confirmed in the Acres Management Agreement that Zhang Springs, DGMD, and ARMPRO signed in late 2017 or early 2018.

25. Although Zhang Springs, DGMD, and ARMPRO would only own their respective greenhouses for eight years under the terms of the Acres Management Agreement, each was convinced by Acres, MJ Holdings, John Mueller, Jim Mueller, and Paris Balaouras that they would make a profit of at least $10 million over that eight-year ownership term, even if Acres was not sold to another entity.

26. The Acres Investment Scheme was further presented as an opportunity to be involved with an extremely lucrative sale within a few years. Acres, MJ Holdings, John Mueller, Jim Mueller, and Paris Balaouras represented that Acres was actively trying to find a large buyer to purchase all of Acres, including the Co-Op Greenhouses constructed at the Acres Site. Acres, MJ Holdings, John Mueller, Jim Mueller, and Paris Balaouras told Plaintiffs that they expected Plaintiffs to make even more money than the projected $10 million through the expected sale of Acres.

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27. Andy Zhang ("Mr. Zhang"), who is the principle of Zhang Springs, met with John Mueller in November 2017. During that meeting John Mueller solicited an investment into the Acres Investment Scheme from Mr. Zhang.

28. At all times, Zhang Springs was represented by Mr. Zhang.

29. At that meeting on or around November 15, 2017, John Mueller represented to Mr. Zhang that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the product cultivated at Acres's existing cultivation facility were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

30. During that same meeting, John Mueller also represented to Mr. Zhang that the Acres Site was ready utility-wise to have a greenhouse constructed upon it, and that the Acres Site had adequate power and clean water to properly operate the greenhouses. This information was false, as Acres did not have adequate power for the proposed Acres Investment Scheme nor sufficient clean water on site.

31. At that same meeting, John Mueller represented to Mr. Zhang that Acres had all the necessary permits, and that construction could start the day the greenhouses arrived. This information was false.

32. Sometime between November 19, 2017 and November 21, 2017, Mr. Zhang met with John Mueller and Mr. Balaouras. At this meeting the false information regarding the success of Acres's existing cultivation facility and the existence of adequate power and clean water at the Acres Site was repeated.

33. Mr. Balaouras was a founder of Acres and its managing agent until February 2016.

34. On or about November 28, 2017, Zhang Springs signed a contract with Acres entitled the Acres Management Agreement. This Acres Management Agreement was for construction of a greenhouse owned by Zhang Springs to be constructed at the Acres Site.

35. On or about December 5, 2017, Defendant Jim Mueller presented the Acres Investment Scheme to Plaintiff DGMD.

36. At all times DGMD was represented by Richard Gonzales ("Mr. Gonzales") and

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Blake Dietzmann ("Mr. Dietzmann"), both attorneys licensed in Texas.

37. Jim Mueller made the same representations to DGMD that John Mueller had made to Zhang Springs. Specifically, that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the product cultivated at Acres's cultivation facility were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

38. Jim Mueller also represented to DGMD that the Acres Site was ready utility-wise to have a greenhouse constructed upon it, and that the Acres Site had adequate power and clean water to properly operate the greenhouses. This information was false, as Acres did not have adequate power or sufficient clean water for the proposed Acres Investment Scheme.

39. In or around early January 2018, Plaintiff ARMPRO was put in contact with Jim Mueller regarding the Acres Investment Scheme.

40. At all times ARMPRO was represented by Kerwin Muller ("Mr. Muller") and Scott Dejong ("Mr. Dejong").

41. Jim Mueller made the same representations to ARMPRO that he had made to DGMD and that John Mueller had made to Zhang Springs. Specifically, that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from product cultivated at Acres's cultivation facility were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

42. Jim Mueller also represented to ARMPRO that the Acres Site was ready utility-wise to have a greenhouse constructed upon it, and that the Acres Site had adequate power and clean water to properly operate the greenhouses. This information was false, as Acres did not have adequate power or sufficient clean water for the proposed Acres Investment Scheme.

43. John Mueller and Jim Mueller represented to Zhang Springs, DGMD, and ARMPRO that the Acres Investment Scheme required a $250,000 deposit per greenhouse to be paid to MachNV.

44. According to the terms of the Acres Management Agreement that Zhang Springs,

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DGMD, and ARMPRO signed, $50,000 of the initial $250,000 deposit was to vest and be considered earned upon execution of the Management Agreement and was non-refundable. Every year thereafter, an additional $50,000 was supposed to vest and be considered earned and be non-refundable.

45. Jim Mueller represented to DGMD and ARMPRO that Acres would handle everything regarding greenhouse construction, except for paying for these greenhouses.

46. Jim Mueller also represented to DGMD and ARMPRO that they would make back their total investment back in full within the first year of operation.

47. In or around late 2017 Jim Mueller and John Mueller provided Zhang Springs, DGMD, and ARMPRO with an initial pro forma estimating that each investor would make over $10 million dollars over the eight-year period each would own the greenhouse.

48. Acres suggested to Zhang Springs, DGMD, and ARMPRO that they each purchase a greenhouse manufactured in China from a Chinese company called Sangreen International Agritech Co., Ltd. ("Sangreen").

49. On or around December 19, 2017, Mr. Zhang discovered that the Sangreen greenhouses were not engineered for use in the United States and Zhang Springs therefore chose not to purchase its greenhouse from Sangreen.

50. On or around December 20, 2017, DGMD wired $100,000 to MachNV as the first payment towards the deposit.

51. On or around December 27, 2017, Zhang Springs wired $250,000 to MachNV as the total payment for the deposit.

52. In or around early 2018, both DGMD and ARMPRO executed a Management Agreement with Acres which was similar to that executed by Zhang Springs on or around November 28, 2017. Each of these Management Agreements had identical terms regarding how the $250,000 initial deposit was to be handled.

53. On or around January 19, 2018, DGMD wired $150,000 to MachNV as the second payment towards the deposit.

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54. On or around February 12, 2018, DGMD signed a contract with Top Rank Builders ("Top Rank") for construction of the greenhouse to be completed within 120 days.

55. Top Rank was selected by Acres and Acres dictated how the greenhouses were to be constructed.

56. On February 13, 2018, Jim Mueller emailed Mr. Gonzales and Mr. Dietzmann and said that 70% of the civil engineering for the Acres Investment Scheme was complete. On information and belief, this was false.

57. In the same email, Jim Mueller told DGMD that the construction budget for each greenhouse would be $850,642.

58. Also, on February 13, 2018, Zhang Springs received an email from John Mueller with a construction budget for $856,110.

59. On March 18, 2018, Jim Mueller sent a text to Mr. Muller stating that: 1) the manufacturing of the greenhouses was underway; 2) all the civil engineering was completed; and 3) the greenhouses would be on the water in the next two weeks. On information and belief, all three of these representations were false.

60. On April 3, 2018, Kurt Koerner ("Mr. Koerner"), the construction manager placed in charge of constructing the Co-Op Greenhouses by Acres, sent an email to John Mueller with a new and increased construction budget for the Acres Investment Scheme of $858,274.

61. In the same email, Mr. Koerner included a construction timeline stating that construction for the Co-Op Greenhouses was scheduled to start on April 2, 2018 and would conclude by September 11, 2018.

62. At all times, Mr. Koerner was acting as an agent of Acres, as he was placed in his position as construction manager for the Co-Op Greenhouses at the direction of Acres.

63. In or around June 2018, Acres replaced Top Rank with Desert Star Construction, LLC ("Desert Star") as the construction company assigned with building the Co-Op Greenhouses. Acres kept Mr. Koerner as the construction manager for the Co-Op Greenhouses.

64. On April 4, 2018, John Mueller sent an email to Jim Mueller and Mr. Koerner

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stating that, among other things, civil engineering was not yet complete. This statement was in direct contrast to the representations that had previously been made to Zhang Springs, DGMD, and ARMPRO.

65. In the same email, John Mueller claimed Acres would be submitting a grading permit to Nye County immediately.

66. On June 7, 2018, Jim Mueller sent an email to Mr. Gonzales, Mr. Dietzmann, and Mr. Muller stating that all the planning, zoning, and permitting was complete for the site and that Acres was starting to move dirt. However, Acres did not have the necessary permits to conduct this work and no construction had started yet.

67. On June 19, 2018, Mr. Koerner gave Mr. Zhang an updated timeline for completion of the greenhouses stating that Nye County had not yet approved the greenhouse permits. According to the updated timeline from Mr. Koerner, the completion date for the project was moved from September 11, 2018 to November 13, 2018.

68. On June 20, 2018, Jim Mueller emailed Mr. Gonzales, Mr. Dietzmann, and Mr. Muller stating that the development plans, construction plans, greenhouse design plans, and greenhouse structure plans were approved. In that same email, Jim Mueller stated that Acres could "get rolling." However, upon information and belief, these statements were false.

69. On July 8, 2018, Jim Mueller texted Mr. Muller to tell him that there were still no final approvals from the state and that construction of the greenhouses was underway. However, on information and belief Jim Mueller's statement regarding the progress of the greenhouse construction was false.

70. A grading application for Acres was submitted to Nye County on or around June 28, 2018. On July 10, 2018, Acres was issued a permit to have the Acres Site graded. Accordingly, Acres could not begin the physical construction process at the Acres Site until July 10, 2018.

71. On July 25, 2018, Jim Mueller sent a text to Mr. Muller and Mr. Gonzales stating that the grading was done on the site, the pads were next, and the final approved greenhouses

would be on the water soon. Upon information and belief, these representations were false.

72. On information and belief, Acres started grading for the Acres Investment Scheme in July 2018 and that work was not completed until in or around February 2019.

73. On August 23, 2018, Jim Mueller sent a text to Mr. Muller and Mr. Gonzales claiming that all state and local approvals had been acquired and that the Sangreen greenhouse plans had been stamped. However, upon information and belief, on August 23, 2018, Acres had not obtained all necessary state and local approvals and the Sangreen greenhouse plans had not been stamped.

74. In order for engineering plans and drawings to be submitted to a public authority for approval, the plans must be stamped by an engineer. Stamped engineering plans establish that the engineering plans have been reviewed and approved by an independent engineer who was not involved in the creation of those plans and who did not have personal knowledge or direct supervisory control and responsibility for those plans. Building permits cannot be issued until the construction plans are stamped by an independent engineer.

75. In another text on August 23, 2018, Jim Mueller also claimed that the pads were completed and the utilities were being run. However, on information and belief, on August 23, 2018, the pads had not been started and the utilities had not been run.

76. On September 11, 2018, the day the project was originally supposed to be completed, Mr. Koerner sent an email to John Mueller and Jim Mueller which included an updated timeline for construction with a new completion date of February 4, 2019.

77. On September 17, 2018, Jim Mueller sent a text to Mr. Muller, Mr. Gonzales, and Mr. Dietzmann stating that all grading was done, and all plans had been "finally" approved. However, the grading was not completed, and the plans had still not been approved.

78. On September 26, 2018, Mr. Zhang received an email from John Mueller stating that Acres was giving Zhang Springs the opportunity to execute an option agreement for a second greenhouse for a discounted cost of $50,000, rather than the previous deposit rate of $250,000.

79. On or around October 4, 2018, Acres submitted an application for a Steel/Metal

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Building permit on greenhouse Building C. Building C corresponds to the greenhouse that was being constructed for Zhang Springs.

80. On October 31, 2018, Mr. Koerner sent an email to Mr. Zhang, John Mueller, and Jim Mueller stating that Acres was working on getting concrete slab bids.

Prodigy Pitch and Investment

81. In October of 2018, Prodigy was presented with an opportunity to join with an alleged group of investors to build a greenhouse on the Acres Site.

82. At all times, Prodigy was represented by Todd Bridges ("Mr. Bridges") and Melissa Bridges ("Mrs. Bridges") (collectively "the Bridges").

83. In or around October 2018, Mr. and Mrs. Bridges met with Mr. Balaouras on behalf of MJ Holdings. During this meeting, Mr. Balaouras provided the Bridges with details regarding joining an allegedly already existing group of investors who were planning to build a greenhouse at the Acres Site similar to the Acres Investment Scheme ("MJ Holdings Investment Scheme").

84. Mr. Balaouras, on behalf of MJ Holdings, informed the Bridges that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the product cultivated at Acres's cultivation facility were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

85. Mr. Balaouras also represented to the Bridges that the Acres Site was ready utility-wise to have a greenhouse constructed upon it, and that the Acres Site had adequate power and clean water to properly operate the greenhouses. This information was false, as Acres did not have adequate power for the proposed MJ Holdings Investment Scheme nor sufficient clean water on site.

86. Prodigy received an Acres construction budget, an Acres construction schedule, and the Acres proformas from a representative of MJ Holdings.

87. Mr. Balaouras and his associate, Dimitri Deslis ("Mr. Deslis") informed Prodigy that the estimated construction budget for completion of the greenhouse belonging to the alleged

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pre-existing group of investors was $858,274. This was the same construction budget that Mr. Koerner had sent to John Mueller in relation to the Zhang Springs, DGMD, and ARMPRO greenhouses on April 3, 2018, as discussed above in Paragraph 60.

88. At all times, Mr. Deslis acted on behalf of both MJ Holdings and ATG. Mr. Deslis held himself out to Prodigy as a representative of MJ Holdings. However, Mr. Deslis was also a manager of ATG.

89. On or around November 6, 2018, Mr. Balaouras informed Prodigy that the MJ Holdings Investment Scheme was one investor away from being fully funded. Mr. Balaouras also told Prodigy that the MJ Holdings Investment Scheme was primarily funded by a celebrity investor who wished to remain anonymous.

90. In or around November 2018, Mr. Balaouras and Mr. Deslis introduced the Bridges to ATG Holdings, LLC ("ATG"). Mr. Balaouras and Mr. Deslis told Prodigy that ATG had a pre-existing agreement with Acres to build a greenhouse (the "ATG Greenhouse") at the Acres Site. Mr. Balaouras and Mr. Deslis further informed Prodigy that if it wanted to become an investor in the MJ Holdings Investment Scheme, that Prodigy would need to enter an agreement with ATG. Based on these representations, on or around November 12, 2018, Prodigy signed a letter of intent with ATG. In that letter of intent the total investment cost for a new greenhouse at the Acres Site was listed as $2.5 million dollars.

91. In or around November 2018, Mr. Balaouras and Mr. Deslis told Prodigy that the "ATG Greenhouse" was fully funded, except for one last investor and that Prodigy only needed to invest $500,000 to finish the project. In return, Mr. Balaouras and Mr. Deslis informed Prodigy that it would own 20% of "ATG's Greenhouse." However, upon information and belief, neither ATG nor any other entity besides Prodigy ever paid any money towards the construction of an "ATG Greenhouse" at the Acres Site.

92. John Mueller also represented to Prodigy that the "ATG Greenhouse" was fully funded and just needed one last investor. Again, these representations were false.

93. In the aforementioned November 12, 2018 Letter of Intent, Prodigy was told that

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$250,000 of its $500,000 investment would go to Acres as a Co-Op fee and the other $250,000 would go towards construction costs.

94. On or around November 19, 2018, Prodigy sent the first deposit of $250,000 to an account in the name of the Meelesa Irrevocable Spendthrift Trust, the account designated by MJ Holdings, ATG, and Acres.

95. On December 3, 2018, Prodigy executed an operating agreement to join a company called Las Vegas Green Organics, LLC ("LVGO"). Prodigy did this based on instructions from MJ Holdings, ATG, and Acres. This December 3, 2018 LVGO Operating Agreement identified another company named Enzo Capital as the manager of LVGO. However, the LVGO Operating Agreement also listed Prodigy as the sole investor in LVGO.

96. Travis Hills ("Mr. Hills") is the agent for Enzo Capital.

97. Mr. Hills was the managing member for LVGO.

98. On December 6, 2018, Prodigy sent the second deposit for the remaining $250,000 to the Meelesa Irrevocable Spendthrift Trust. Again, this was the account Prodigy was instructed to send the money to by MJ Holdings, ATG and Acres.

Continued Greenhouse Construction

99. On December 6, 2018, Nye County issued the Steel/Metal Building permit for greenhouse Building C belonging to Zhang Springs.

100. On January 1, 2019, Jim Mueller sent a text to Mr. Muller, Mr. Gonzales, and Mr. Dietzmann stating that he had visited the Acres Site, that construction was almost complete, and that the greenhouses looked great. However, it was impossible for the greenhouses to look great at the Acres Site on January 1, 2019 because the Sangreen greenhouses did not arrive from China until in or around February 2019.

101. On January 14, 2019, Jim Mueller sent an email to Mr. Muller, Mr. Gonzales, and Mr. Dietzmann claiming that the greenhouses were on the property and the pads were being poured. However, on information and belief, the pads were not completed at this time and the greenhouses had not arrived at the Acres Site.

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102. On January 15, 2019, Mr. Koerner sent an email to Mr. Muller, Mr. Gonzales, and Mr. Dietzmann with an updated timeline for construction. This new timeline had a new completion date of July 14, 2019, five months after the previously projected February 4, 2019 completion date.

103. On January 16, 2019, John Mueller emailed Mr. Zhang a document entitled "Cultivation and Sales Agreement" and instructed him to sign it. This Cultivation and Sales Agreement was expressly meant to supersede the 2017 Management Agreement entered into between Zhang Springs and Acres.

104. In that same January 16, 2019 email, John Mueller also told Mr. Zhang that the Cultivation and Sales Agreement included all changes that MJ Holdings' counsel wanted. This was strange, however, because MJ Holdings was not a party to the proposed Cultivation and Sales Agreement, which was instead an agreement between Zhang Springs and Acres.

105. That same day John Mueller called Mr. Zhang and told him that no changes could be made to the Cultivation and Sales Agreement because the Nevada Department of Taxation ("NV DOT") had already approved it "as is" and would not allow changes. However, based on information and belief, this was false.

106. During that same January 16, 2019 phone call between John Mueller and Mr. Zhang, John Mueller falsely stated that Mr. Gonzales had already signed a similar Cultivation and Sales Agreement on behalf of DGMD.

107. On January 18, 2019, Zhang Springs signed the Cultivation and Sales Agreement.

108. The Cultivation and Sales Agreement Zhang Springs signed was for a term of eight years and, upon expiration of the eight years, Acres would be able to buy the Zhang Springs Greenhouse for $1.

109. On January 28, 2019, John Mueller told Mr. Zhang that the option agreement for the second greenhouse that was discussed on September 26, 2018 (as described above in Paragraph 78) would actually cost Zhang Springs the full $250,000, not the previously promised $50,000. John Mueller also said that if Zhang Springs decided not to move forward with the

second greenhouse, the $250,000 would either be refunded or would be put towards construction of the first greenhouse. However, neither he, MachNV nor Acres ever honored this agreement.

110. In early 2019, John Mueller sent ARMPRO's representative, Mr. Muller, a similar Cultivation and Sales Agreement to the one executed by Zhang Springs. This Cultivation and Sales Agreement was meant to supersede the 2017 Management Agreement entered into between ARMPRO and Acres. John Mueller told Mr. Muller a similar story to what he had told Mr. Zhang: that the Cultivation and Sales Agreement had been reviewed by the NV DOT and could not be changed. Additionally, John Mueller told Mr. Muller that DGMD's representative, Mr. Gonzales, had already signed the Cultivation and Sales Agreement on DGMD's behalf. However, each of these representations by John Mueller were false.

111. On or around February 4, 2019, ARMPRO signed the Cultivation and Sales Agreement that was substantially similar to the one executed by Zhang Springs.

112. Like the similar agreement signed by Zhang Springs, the Cultivation and Sales Agreement ARMPRO signed with Acres was for a term of eight years and, upon expiration of the eight years, Acres would be able to buy the ARMPRO Greenhouse for $1.

113. On February 7, 2019, Zhang Springs wired $50,000 for its second greenhouse to MachNV.

114. On February 7, 2019, Acres applied for a steel/metal building permit for greenhouse Building A. Greenhouse Building A corresponds to DGMD's greenhouse. The steel/metal building permit for Building A was issued on February 21, 2019.

115. On February 8, 2019, a Nye County inspector signed off on the slab grade for greenhouse Building C (Zhang Springs's Greenhouse).

116. On or around February 9, 2019, the slab was poured for Zhang Springs's Greenhouse.

117. On February 22, 2019, a Nye County inspector signed off on the slab grade for DGMD's greenhouse.

118. On or around February 23, 2019, the slab was poured for DGMD's greenhouse.

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119. On February 28, 2019, Zhang Springs wired the remaining $200,000 for its second greenhouse to MachNV.

120. Between January 2019 and March 2019, Mr. Bridges, as a representative of Prodigy and LVGO, received updates from Mr. Deslis stating that the construction was going according to plan.

121. Sometime between March 1, 2019 and March 5, 2019, ARMPRO wired $185,000 to MachNV as its initial deposit for the ARMPRO Greenhouse.

122. In early 2019, John Mueller sent DGMD's representative, Mr. Gonzales, a Cultivation and Sales Agreement that was substantially similar to the ones executed by Zhang Springs and ARMPRO. Again, this Cultivation and Sales Agreement was meant to supersede the 2017 Management Agreement entered into between DGMD and Acres. On March 9, 2019, John Mueller sent a follow-up email to Mr. Gonzales stating that Mr. Gonzales had to sign the Cultivation and Sales Agreement quickly in order to be "protected" in the pending sale to Curaleaf.

123. Just as he had claimed to Mr. Zhang and Mr. Muller, John Mueller told Mr. Gonzales that the NV DOT had approved the Cultivation and Sales Agreement, and that the language in the agreement could not be changed. However, based on information and belief, this was false.

124. On or about March 15, 2019, Mr. Gonzales signed the Cultivation and Sales Agreement on behalf of DGMD.

125. The Cultivation and Sales Agreement DGMD signed was for a term of eight years and, upon expiration of the eight years, Acres would be able to buy the DGMD Greenhouse for $1.

126. In March 2019, LVGO signed a contract with ATG allowing LVGO to execute a Cultivation and Sale agreement directly with Acres. This was done because allegedly in 2017, ATG signed a management agreement for the construction of the "ATG Greenhouse" with Acres that was similar to the management agreements executed by Zhang Springs, DGMD, and

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ARMPRO described above. This 2019 Cultivation and Sales Agreement between LVGO and Acres was meant to supersede the 2017 management agreement between ATG and Acres.

127. The contract that LVGO executed with ATG in early March also reclassified how the $500,000 investment from Prodigy would be distributed. When Prodigy initially executed its letter of intent with ATG on November 12, 2018, $250,000 was supposed to go to Acres as a licensing fee and $250,000 was supposed to go towards construction of the greenhouse.

128. The terms of the March 2019 ATG/LVGO contract changed the designation for the second $250,000 from going towards construction costs to going to ATG. Specifically, ATG would retain the $250,000 as a "consulting fee" as compensation for its services. ATG claimed to retain this fee in return for reducing its Co-Op royalty fee from 20% to 12.5%. The first $125,00 of the newly allocated $250,000 ATG fee was allegedly to vest upon the funding of an additional $1.75 million to the "ATG Greenhouse" and the other $125,000 would vest 120 days after the "ATG Greenhouse" received its $1.75 million additional funding. But, because Prodigy was the only actual investor for the MJ Holdings Investment Scheme, even according to ATG's own contract (the ATG/LVGO contract) the $250,000 "consulting fee" never vested because the "ATG Greenhouse" never received its additional $1.75 million in additional funding.

129. Sometime in early 2019, LVGO signed an agreement with Acres entitled the Cultivation and Sales Agreement. This agreement was substantially similar to the Cultivation and Sales Agreement signed by Zhang Springs, DGMD, and ARMPRO with Acres discussed above.

130. The Cultivation and Sales Agreement LVGO signed was for a term of eight years and, upon expiration of the eight years, Acres would be able to buy the LVGO Greenhouse for $1.

131. On March 18, 2019, Curaleaf and Acres signed an agreement for the sale of Acres to Curaleaf. Upon information and belief, Curaleaf paid approximately $70 million to acquire Acres. Also on information and belief, the total cost of Curaleaf's acquisition of Acres would increase if Acres met certain financial targets. Purportedly, $45 million of the $70 million sale price was paid to Acres stakeholders in the form of Curaleaf stock. Accordingly, John Mueller,

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Jim Mueller, and several of the other high level Acres employees became shareholders in Curaleaf. On information and belief as of the date this complaint is filed John Mueller, Jim Mueller, and other former Acres owners or employees still own Curaleaf stock.

133. On information and belief, the sale of Acres to Curaleaf included the Co-Op greenhouses. This is based on a paragraph from Curaleaf's March 18, 2019 press release announcing Curaleaf's "aggressive expansion west." In that press release Curaleaf stated "(t)he addition of Acres' cultivation platform will provide Curaleaf with 42,000 sq. ft. of functioning climate-controlled greenhouses and 227,000 sq. ft. of outdoor cultivation in Amargosa Valley. ***The site is currently under construction, adding another 133,000 sq. ft. of capacity.*** At over 400,000 sq. ft., the facility is expected to generate 100,000 pounds of dry flower per year at full scale. During the fourth quarter of 2018, Acres harvested over 5,000 pounds of flower."

132. After the acquisition of Acres by Curaleaf, Curaleaf continued to employ Acres's former management team and most of Acres's employees. Acres continued to operate its business out of its existing locations in Nevada. It also continued to operate under the name "Acres," although it did add "by Curaleaf" to its name, operating as "Acres by Curaleaf" starting at some point after the acquisition. However, the dispensary located at 2320 Western Ave, Las Vegas, NV 89102 still displays the same Acres logo that Acres has used since it was created.

133. Just over a mile from the Western Avenue Acres dispensary is another dispensary owned by Curaleaf. This dispensary is located at 1736 Las Vegas Boulevard, Las Vegas, Nevada 89104. The Las Vegas Boulevard Curaleaf dispensary has no Acres branding in its name or in its signage.

134. As of the date this complaint was filed, Curaleaf also continues to market and sell cannabis products under the name of "Acres Cultivation".

135. On October 31, 2019, Curaleaf released a press release announcing that it had completed the acquisition of Acres's cultivation and processing facilities. In that press release Curaleaf quoted John Mueller as saying, "(s)ince announcing the transaction this March, we have seen the professionalism and extensive management expertise of the Curaleaf team and Acres

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could not be happier about the future for our dedicated staff. We selected the ***best partner*** in the industry."

136. Upon information and belief, Curaleaf also assumed all of Acres's obligations that were necessary for Acres to continue its normal business operation. This included assuming the agreements necessary to maintain operation at Acres's pre-existing Nevada locations, including but not limited to, the Acres dispensary and production facility in Las Vegas and Acres' cultivation facility in Amargosa Valley. Curaleaf also assumed the 2019 Cultivation and Sales Agreements executed with Zhang Springs, DGMD, ARMPRO, and LVGO.

137. On or around March 21, 2019, Acres applied for a steel/metal building permit for greenhouse Building B which is ARMPRO's Greenhouse. The steel/metal building permit was issued the same day.

138. On March 22, 2019, a Nye County inspector signed off on the slab grade for ARMPRO's Greenhouse.

139. On March 23, 2019, the slab was poured for ARMPRO's Greenhouse.

140. On or around April 3, 2019, Acres informed Prodigy that construction on its greenhouse was scheduled to start on April 15, 2019 and would be completed by August 20, 2019.

141. On April 10, 2019, Mr. Deslis sent Mr. Bridges correspondence allegedly from Mr. Hills stating that the concrete was about to be poured for LVGO's Greenhouse.

142. On April 26, 2019 Mr. Koerner emailed Mr. Gonzales the current construction bill for DGMD. This email also contained a breakdown of the payments that had been received from DGMD and a description of how each of those payments had been applied to construction line items.

143. On April 29, 2019 Mr. Gonzales responded to Mr. Koerner's April 26, 2019 email and informed Mr. Koerner that he believed the accounting was wrong. In that same email, Mr. Gonzales listed out the date and amount of each payment DGMD had made towards construction of its greenhouse. This included a $125,664 payment directly to MachNV on February 22, 2018.

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Up to that point, DGMD had paid $743,571 towards construction in addition to $250,000 for the initial deposit.

144. Through April 2019 ARMPRO had paid $690,000 directly towards construction costs in addition to the $185,000 it had paid as the initial deposit, totaling $875,000 paid towards the Acres Investment Scheme.

145. Through April 2019 Zhang Springs had paid $1,160,000 towards the Acres Investment Scheme for greenhouse construction and the initial deposit.

146. On April 29, 2019 Mr. Koerner responded to Mr. Gonzalez's email and informed Mr. Gonzales that his records reflected all of the payments listed in Mr. Gonzales's email, except for the $125,664 payment from February 22, 2018.

147. Later on April 29, 2019, Mr. Gonzales emailed Mr. Koerner the wire confirmation from DGMD's February 22, 2018 wire of $125,664 to MachNV.

148. Curaleaf scheduled a meeting for May 10, 2019 with Zhang Spring, DGMD, and ARMPRO to discuss the Acres Investment Scheme. Before this meeting, Zhang Springs, DGMD, and ARMPRO were sent a new increased construction budget reflecting a new total cost of construction of roughly $1,200,000. This new construction budget was substantially larger than the $858,274 budget that Zhang Springs, DGMD, and ARMPRO had been provided in late April 2018.

149. During that meeting, Zhang Springs, DGMD, and ARMPRO discussed the new proposed construction budget with Ed Gehres ("Mr. Gehres") and James Pickworth ("Mr. Pickworth"), both agents of Curaleaf. From their initial decision to invest in the Acres Investment Scheme until Curaleaf sent the new construction budget in or around May 2019, Zhang Springs, DGMD, and ARMPRO had been operating with the understanding that the total construction cost for each of their greenhouses was roughly $850,000. Accordingly, Zhang Springs, DGMD, and ARMPRO were surprised and dismayed when Curaleaf attempted to increase the total cost of each greenhouse by roughly $350,000. Zhang Springs, DGMD, and ARMPRO were initially unwilling to increase their total construction costs. However, Mr. Gehres and Mr. Pickworth as

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representatives of Curaleaf, told Zhang Springs, DGMD, and ARMPRO that if they agreed to the increased construction budget of $1.2 million, that Curaleaf would pay any and all costs above that to complete the greenhouses.

150. Based on Curaleaf's promise to cover any and all costs beyond $1.2M to complete the construction of the greenhouses, Zhang Springs, DGMD, and ARMPRO each reluctantly increased their total investment towards constructing their greenhouses to $1.2 million. However, to date, Curaleaf still has not fulfilled its end of the agreement and the greenhouses have not been completed.

151. At that same May 10, 2019 meeting, Zhang Springs, DGMD, and ARMPRO learned, for the first time, that the Acres Site did not have adequate power to properly power the Co-Op Greenhouses. During that meeting Mr. Gehres and Mr. Pickworth told the Zhang Springs, DGMD, and ARMPRO representatives that the issue with the power was being taken care of by Curaleaf and that the Co-Op Greenhouse owners would not have to do anything to address the inadequate power issues.

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152. In May 2019, the Bridges, on behalf of LVGO, visited the Acres Site and saw four completed slabs. Mr. Deslis and an Acres representative told Mr. Bridges that one of the slabs belonged to the "ATG Greenhouse" funded by LVGO. On information and belief, this information was not true, as two of the slabs that the Bridges saw belonged to Zhang Springs and the other two belonged to DGMD and ARMPRO, respectively.

153. In an email from Mr. Koerner to Mr. Gonzales and Mr. Muller dated June 23, 2019, Mr. Koerner stated that fixing the inadequate power issues at the Acres Site for the Co-Op Greenhouses could take several months to fix.

154. On August 1, 2019, Mr. Koerner emailed Mr. Gonzales and informed him that the DGMD greenhouse was structurally complete.

155. On September 4, 2019, in an email allegedly from Mr. Hills, Mr. Bridges was informed that construction was set to start on his greenhouse the following week. However, based on information and belief, this representation was false.

156. On October 7, 2019, Mr. Hills contacted Mr. Bridges and informed him that construction of the "ATG Greenhouse" was not proceeding as had been represented by John Mueller, Mr. Balaouras, and Mr. Deslis. Instead, Mr. Hills informed Mr. Bridges that nothing had been done at the site for the "ATG Greenhouse."

157. Mr. Hills stated that the assertions from Mr. Balaouras, Mr. Deslis, and John Mueller that the project was fully funded were also false.

158. Mr. Hills also stated that all the updates Mr. Bridges had been receiving from Mr. Deslis claiming to be from Mr. Hills, including the September 4, 2019 email, were fabricated by Mr. Deslis or Mr. Balaouras and were not written by Mr. Hills.

159. In October 2019, the sale of Acres to Curaleaf was finalized.

160. On November 6, 2019, A Nye County inspector partially signed off on the pad certificate for greenhouse Buildings A, B, and C, belonging respectively to DGMD, ARMPRO, and Zhang Springs.

161. In November 2019, Mr. Bridges was told that the Acres Site did not have adequate power for the greenhouses.

162. In January 2020, Mr. Zhang called John Mueller to tell him that Zhang Springs did not want to continue with the second Zhang Springs Greenhouse. Mr. Zhang requested that the $250,000 either be refunded to Zhang Springs or applied to the construction on the first Zhang Springs Greenhouse. To this day, neither of these requests have been honored.

163. In March 2020, Mr. Zhang once again called John Mueller to request that the $250,000 for the second Zhang Springs Greenhouse be refunded or applied to the construction of the first greenhouse. Again, neither of these requests were honored.

164. On May 22, 2020, Mr. Zhang texted John Mueller, again requesting either a refund or to apply the $250,000 payment from the second greenhouse to the construction on the first Zhang Springs Greenhouse. Yet again, neither of these requests were honored.

165. Finally, on July 21, 2020, Mr. Zhang again texted John Mueller in another attempt to get the $250,000 from the second greenhouse either refunded or applied to construction on the

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first greenhouse. Again, neither of these requests were honored and have not been honored as of the filing of this Complaint.

166. Furthermore, on information and belief, in or around 2020 Curaleaf had extensive electrical work done at the Acres Site and in the process of that work Curaleaf re-wired the power was designated for the Co-Op greenhouses to other non Co-Op Greenhouses. This action had the effect of depriving the Co-Op Greenhouses of their already inadequate power supply.

167. To date, the Zhang Springs Greenhouse is not operational.

168. To date, the DGMD Greenhouse is not operational.

169. To date, the ARMPRO Greenhouse is not operational.

170. To date, the "ATG Greenhouse" has not been constructed.

171. To date, there is not adequate power at the Acres Site to properly supply Zhang Springs, DGMD, ARMPRO, and "ATG's" Greenhouses.

172. Because none of Zhang Springs, DGMD, ARMPRO, or "ATG's" Greenhouses are operational, none of them have any cannabis plants growing in them.

173. On information and belief, in 2017 and 2018 Acres was producing, at best, only a small quantity of marketable cannabis from its cultivation facility in Amargosa Valley.

174. On information and belief, in 2017 and 2018 Acres was making little to no profit from its Amargosa Valley cultivation facility, despite its claims to the contrary.

175. On information and belief, Acres, Jim Mueller, John Mueller, Mr. Balaouras, MJ Holdings, and ATG were utilizing the initial deposits obtained from Zhang Springs, DGMD, ARMPRO, and Prodigy to invest in and improve the Acres dispensary, to make Acres look more appealing to potential buyers, and to personally enrich themselves.

176. On information and belief, the water at the Acres Site was not clean and could not be used for properly growing cannabis without treatment. Specifically, the water contains heavy metals which would have caused any plants grown to fail state-mandated testing. This was in direct contradiction to the representations that had been made by Acres, MJ Holdings, and their respective representatives.

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177. On information and belief Curaleaf has installed some sort of filter, potentially a reverse osmosis filter, to clean and filter the water at the Acres Site.

FIRST CAUSE OF ACTION

State Civil RICO, NRS 207.350, et seq.

(Against Jim Mueller, John Mueller, MachNV, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

178. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

179. Defendants Jim Mueller, John Mueller, Acres, MachNV, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf, and each of them, engaged in conduct which constitutes crimes related to racketeering activity pursuant to Nevada Revised Statute ("NRS") 207.360, including "multiple transactions involving fraud or deceit" and "obtaining possession of money or property valued at $650 or more … by means of false pretenses."

180. Defendants, and each of them, engaged in conduct which constitutes a pattern of racketeering activity in violation of NRS 207.470. The Defendants function as a continuing unit and constitute an enterprise within the meaning of NRS 207.380. There may also be other members of the enterprise who are unknown at this time.

181. Defendants' activities are in violation of NRS 207.470 in that they have the same or similar pattern, intent, results, accomplices, victims, or methods of commission, or are otherwise interrelated by distinguishing characteristics and are not isolated events as defined by NRS 207.390.

182. The enterprise's ultimate goal was to maximize the sale price of Acres by using Plaintiffs' money to: 1) improve Acres existing properties, most specifically its Las Vegas dispensary; 2) make Acres's cultivation capacity look bigger and better on paper than it really was; and 3) personally enrich all of the defendants involved.

183. Each defendant engaged in a similar pattern of behavior to fraudulently induce Plaintiffs to invest in the Acres Investment Scheme and/or the MJ Holdings Investment Scheme. This included: 1) falsely claiming that Acres had been successfully cultivating cannabis in its

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existing greenhouses in Amargosa Valley; 2) falsely representing that the Acres Site had adequate power to supply new greenhouses; 3) falsely claiming that the Acres Site had virtually unlimited clean water; 4) falsely claiming that Plaintiffs would be included in any sale of Acres; 5) providing Plaintiffs' false information regarding the process of the greenhouse construction process so that Plaintiffs would continue to spend money to have the greenhouses built and not demand a refund; and 6) providing Plaintiffs false information regarding the Cultivation and Sales Agreement.

184. But for these representations, Plaintiffs would not have invested in the Acres and MJ Holdings Investment Schemes.

185. On information and belief, once Plaintiffs were fraudulently induced to invest in the Acres and MJ Holdings Investment Schemes, Acres, MachNV, John Mueller, Jim Mueller, Paris Balaouras, Dimitri Deslis, and MJ Holdings used the initial deposit from Plaintiffs to improve Acres's Las Vegas dispensary in an attempt to drive up the ultimate sale price of Acres. Moreover, by fraudulently inducing Plaintiffs to fund the various greenhouses to be constructed in Amargosa Valley, Acres was able to further increase its sale price by claiming to either have or to soon thereafter acquire an additional 80,000 square feet of cultivation capacity.

186. Predicate acts of racketeering activity are acts which are defined as crimes related to racketeering defined under NRS 207.360. Defendants committed at least two crimes related to racketeering or aided and abetted such acts.

187. Plaintiffs specifically allege that all Defendants participated in the operation and management of the enterprise by overseeing and coordinating the commission of multiple crimes of racketeering.

188. Defendants, and each of them, committed at least two separate crimes related to racketeering constituting a pattern of racketeering activity.

Phase One of the Scheme: Enticing Initial Investments

Predicate Act – Initial Fraudulent Misrepresentations to Induce Investments

189. Defendants devised a scheme to defraud Zhang Springs, DGMD, ARMPRO,

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Prodigy, and LVGO to obtain money from each of them by means of false or fraudulent pretenses, representations, or promises.

190. Specifically, Defendants Acres, MJ Holdings, Mr. Balaouras, both in his individual capacity and as an agent of MJ Holdings, and John Mueller, both in his individual capacity and as an agent of Acres, falsely represented to Zhang Springs in or around November 2017 that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity.

191. Acres, MJ Holdings, Mr. Balaouras, both in his individual capacity and as an agent of MJ Holdings, and John Mueller, both in his individual capacity and as an agent of Acres, further falsely represented to Zhang Springs in or around November 2017 that the Acres Site had sufficient clean water and adequate power for the Zhang Springs Greenhouse. Acres, MJ Holdings, Mr. Balaouras, and John Mueller further represented that Acres would be selling to a larger corporation after a few years and that when that sale occurred Zhang Springs would make a profit well in excess of its initial investment.

192. Acres, MJ Holdings, Mr. Balaouras, both in his individual capacity and as an agent of MJ Holdings, and John Mueller, both in his individual capacity and as an agent of Acres, presented the Acres Investment Scheme to Zhang Springs as an opportunity to be involved with an extremely lucrative sale within a few years. Acres, MJ Holdings, Mr. Balaouras, and John Mueller represented that Acres was actively trying to find a large buyer to purchase all of Acres, including the Co-Op Greenhouses constructed at the Acres Site. Acres, MJ Holdings, Mr. Balaouras, and John Mueller told Zhang Springs that they expected Zhang Springs to make even more money than the projected profits in the proformas through the expected sale of Acres.

193. Shortly after meeting with Zhang Springs, Acres and Defendant Jim Mueller, both in his individual capacity and as an agent of Acres, made substantially similar representations to DGMD about the Acres Site and the Acres Investment Scheme. Specifically, in or around December 2017, Jim Mueller falsely represented to DGMD that Acres was operating its existing

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cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity.

194. Jim Mueller, both in his individual capacity and as an agent of Acres, further falsely represented to DGMD that the Acres Site had sufficient clean water and that the Acres Site had adequate power for the greenhouses. These representations were all made in order to fraudulently induce DGMD into investing in the Acres Investment Scheme in order for Acres to misappropriate the investment money for Defendants use.

195. Acres and Jim Mueller, both in his individual capacity and as an agent of Acres, presented the Acres Investment Scheme to DGMD as an opportunity to be involved with an extremely lucrative sale within a few years. Acres and Jim Mueller represented that Acres was actively trying to find a large buyer to purchase all of Acres, including the Co-Op Greenhouses constructed at the Acres Site. Acres and Jim Mueller told DGMD that Acres expected DGMD to make even more money than the projected profits in the proformas through the expected sale of Acres.

196. In or around January 2018 Acres and Jim Mueller, both in his individual capacity and as an agent of Acres, made substantially similar representations to ARMPRO as had been made to Zhang Springs and DGMD. Specifically, Acres and Jim Mueller falsely represented to ARMPRO that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity.

197. Acres and Jim Mueller, both in his individual capacity and as an agent of Acres, also falsely represented to ARMPRO that the Acres Site had sufficient clean water and that the Acres Site had adequate power for the greenhouses. These representations were all made in order to fraudulently induce ARMPRO into investing in the Acres Investment Scheme in order for Acres to misappropriate the investment money for Defendants use.

198. Acres and Jim Mueller, both in his individual capacity and as an agent of Acres, presented the Acres Investment Scheme to ARMPRO as an opportunity to be involved with an

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extremely lucrative sale within a few years. Acres and Jim Mueller represented that Acres was actively trying to find a large buyer to purchase all of Acres, including the Co-Op Greenhouses constructed at the Acres Site. Acres and Jim Mueller told ARMPRO that Acres expected ARMPRO to make even more money than the projected profits in the proformas through the expected sale of Acres.

199. In or around November 2018, Acres, MJ Holdings, Mr. Balaouras, both in his individual capacity and as an agent of MJ Holdings, John Mueller, both in his individual capacity and as an agent of Acres, and Mr. Deslis, both in his individual capacity and as an agent of MJ Holdings and ATG, made substantially similar false representations to Prodigy to fraudulently induce yet another investment. Just like with Zhang Springs, DGMD, and ARMPRO, Defendants falsely represented to Prodigy that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity.

200. Acres, MJ Holdings, John Mueller, both in his individual capacity and as an agent of Acres, Mr. Balaouras, both in his individual capacity and as an agent of MJ Holdings, and Mr. Deslis, both in his individual capacity and as an agent of MJ Holdings and ATG, told Prodigy that the Acres Site had sufficient clean water and adequate power for the greenhouses. These Defendants further represented to Prodigy that the MJ Holdings Investment Scheme was fully funded by an anonymous celebrity investor and needed only one last investor.

201. Defendants knew at the time that each of their aforementioned false representations were false.

202. Defendants intended for Plaintiffs to rely on these representations and invest money into the Acres Investment Scheme and the MJ Holdings Investment Scheme so Defendants could then utilize other people's money (Plaintiffs') to improve the Acres dispensary and make Acres look more valuable to potential buyers.

203. Plaintiffs relied on the aforementioned false representations when each decided to invest into the Acres and/or MJ Holdings Investment Schemes. But for Defendants

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aforementioned false representations, Plaintiffs would not have invested in the Acres or MJ Holdings Investment Schemes.

Predicate Act – Defendants MachNV and Acres, Embezzled the Initial Deposits Zhang Springs, DGMD, and ARMPRO Paid to the Acres and MJ Holdings Investment Schemes.

204. Plaintiffs Zhang Springs, DGMD, and ARMPRO entrusted their initial deposits to MachNV to be used in the manner specified in the Management Agreement. However, MachNV misappropriated these funds and used the money for their own benefit constituting embezzlement pursuant to NRS 205.300.

205. The Management Agreements that Zhang Springs, DGMD, and ARMPRO all signed stated that $50,000 of the initial $250,000 deposit would vest and be considered earned upon execution of the Management Agreement and would be non-refundable. Every year thereafter, another $50,000 of the $250,000 total initial deposit would vest and be considered earned.

206. However, upon information and belief, instead of using only the $50,000 from the initial $250,000 deposit that had vested, MachNV improperly utilized the remaining initial investments each from Zhang Springs, DGMD, and ARMPRO to improve the Acres Dispensary and to pay the agents involved in the Acres Investment Scheme.

Predicate Act – Defendants MachNV and Acres, Defrauded DGMD and embezzled $125,664 from DGMD

207. Defendants Acres and MachNV, through Jim and John Mueller, represented to DGMD that it needed to wire $125,664, on top of the $250,000 that DGMD had already paid, to MachNV to be applied to construction costs.

208. On February 22, 2018, in reliance on this representation, DGMD wired $125,664 to MachNV.

209. Instead of applying this money to construction as represented, MachNV misappropriated the $125,664 and used it for Acres instead of towards the construction of DGMD's greenhouse. Accordingly, MachNV misappropriated these funds and used the money

for their own benefit constituting embezzlement pursuant to NRS 205.300.

210. Defendants knew at the time that their representation about how the $125,664 would be used was false and that the money would not be applied to construction.

211. Defendants intended for DGMD to rely on this representation and invest additional money into the Acres Investment Scheme so Defendants could utilize DGMD's money to improve the Acres dispensary to make Acres look more valuable to potential buyers.

212. Plaintiff DGMD relied on the aforementioned false representation when deciding to invest the additional money into the Acres Investment Scheme. But for Defendants' aforementioned false representations, Plaintiff DGMD would not have invested additional money in the Acres Investment Scheme.

Phase Two of the Scheme: Keeping Plaintiffs Content With Misinformation

Predicate Acts – Repeated False Misrepresentations Regarding the Construction Progress to Prevent Plaintiffs from Withdrawing from the Investment Schemes.

213. Jim Mueller, both in his individual capacity and as an agent of Acres, made several false representations regarding the status of construction and permits to DGMD and ARMPRO. For example, on or around February 13, 2018, Jim Mueller, falsely represented to DGMD that the civil engineering was mostly complete.

214. On or around March 18, 2018, Jim Mueller falsely represented to ARMPRO that all civil engineering was completed, and that the greenhouses would be on the water in the next two weeks.

215. On or around June 7, 2018, Jim Mueller falsely represented to DGMD and ARMPRO that all the planning, zoning, and permitting was done and Acres was starting to move dirt.

216. On or around June 20, 2018, Jim Mueller falsely represented to DGMD and ARMPRO that the development plans, the construction plans, the greenhouse design plans, and the greenhouse structure plans were approved.

217. On or around July 25, 2018, Jim Mueller falsely represented to DGMD and

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ARMPRO that grading was completed, the pads were completed, and the final greenhouses were approved.

218. On or around August 23, 2018, Jim Mueller falsely represented to DGMD and ARMPRO that the pads were complete and the utilities were being run.

219. On or around September 17, 2018, Jim Mueller falsely represented to DGMD and ARMPRO that all the grading was done at the Acres Site.

220. Defendants Mr. Balaouras, both in his individual capacity and as an agent of MJ Holdings, MJ Holdings, and Mr. Deslis, both in his individual capacity and as an agent of MJ Holdings and ATG, made similar misrepresentations to Prodigy and LVGO regarding the status of their greenhouse construction.

221. On or around April 10, 2019, Mr. Deslis sent Mr. Bridges correspondence allegedly from Mr. Hills falsely stating that the concrete was about to be poured for LVGO's Greenhouse.

222. In or around May 2019, the Bridges, on behalf of LVGO, visited the Acres Site and saw four completed slabs. Mr. Deslis and an Acres representative falsely told Mr. Bridges that one of the slabs belonged to LVGO. On information and belief, two of the slabs that the Bridges saw belonged to Zhang Springs and the other two belonged to DGMD and ARMPRO, respectively.

223. On or around September 4, 2019, in an email allegedly from Mr. Hills, Mr. Bridges was falsely told that everything was lined up for construction on his greenhouse to start the following week.

224. Defendants knew at the time that each of their aforementioned false representations were false.

225. Defendants intended for Plaintiffs to rely on these representations to ensure that Plaintiffs did not stop sending money or back out of the Acres Investment Scheme or the MJ Holdings Investment Scheme. Defendants intended for the Plaintiffs to fund the construction of the greenhouses so that Acres could utilize the greenhouses as leverage in a sale to a larger

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corporation.

226. Plaintiffs relied on the aforementioned false representations when each decided to continue funding the construction of their greenhouses.

Phase Three of the Scheme: Setting Up Plaintiffs For Curaleaf

Predicate Acts– Fraudulently Inducing Plaintiffs into Signing the Cultivation and Sales Agreement

227. Defendants Acres and John Mueller represented to Zhang Springs that it had to sign the 2019 Cultivation and Sales Agreement in order to be protected when the sale to Curaleaf was finalized. John Mueller also represented that DGMD had already signed its Cultivation and Sales Agreement and that Zhang Springs could not make any changes to the agreement because the NV DOT had already approved the agreement and would not allow changes.

228. Soon after, Defendants John Mueller and Acres made similar representations to DGMD regarding the Cultivation and Sales Agreement. John Mueller told DGMD that it had to sign immediately otherwise DGMD would not be protected in the sale to Curaleaf, and DGMD would have to get Curaleaf's approval to sign the Agreement once Curaleaf finalized its merger with Acres. John Mueller and Acres further represented that the NV DOT had already approved the agreement and would not allow changes. John Mueller also falsely represented to DGMD that ARMPRO had already signed the Cultivation and Sales agreement. However, ARMPRO did not sign the cultivation and sales agreement until several weeks after DGMD signed the Cultivation and Sales Agreement.

229. Finally, Defendants Acres and John Mueller made similar misrepresentations to ARMPRO. Acres and John Mueller told ARMPRO that it had to sign the 2019 Cultivation and Sales Agreement to be protected in the sale to Curaleaf. John Mueller further represented that DGMD had already signed its Cultivation and Sales Agreement and that ARMPRO could not make any changes to the agreement because the NV DOT had already approved the agreement and would not allow changes. This agreement was the same or substantially similar to the one that Zhang Springs signed

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230. Before Zhang Springs signed the Cultivation and Sales Agreement it was told that although Zhang Springs could not make changes to the agreement, the agreement did contain changes requested by MJ Holdings, which was not a party to the contract. After Zhang Springs signed the Cultivation and Sales Agreement with Acres, DGMD, ARMPRO, and LVGO signed substantially similar agreements with Acres.

231. Defendants knew at the time that each of their aforementioned false representations were false.

232. Defendants intended for Plaintiffs to rely on these representations and sign the Cultivation and Sales Agreement. In signing this agreement, Defendants ensured that Plaintiffs were continuing with the Acres Investment Scheme and that the merger with Curaleaf could move ahead without incident.

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8816 Spanish Ridge Avenue
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233. Plaintiffs relied on the aforementioned false representations when each decided to invest into the Acres and MJ Holdings Investment Schemes. But for Defendants aforementioned false representations, Plaintiffs would not have signed the Cultivation and Sales Agreement.

Phase Four of the Scheme: Curaleaf's Fraud

Predicate Act – Fraudulent Misrepresentations by Curaleaf to get more Money for the Greenhouse Construction

234. After Acres merged with Curaleaf, Curaleaf represented to Zhang Springs, DGMD, and ARMPRO that if they increased their construction budget from roughly $850,000 to $1.2 million that Curaleaf would fund the rest of construction of the Co-Op Greenhouses.

235. Reluctantly, based on Curaleaf's representation, Zhang Springs, DGMD, and ARMPRO increased their investment towards construction of the Co-Op Greenhouses to $1.2 million.

236. When Curaleaf made the representation about covering any and all costs towards the construction of the Co-Op Greenhouses over $1.2 million that representation was false. On information and belief, to date Curaleaf has not invested any money towards completing Zhang Springs, DGMD, or ARMPRO's greenhouses.

237. Curaleaf knew at the time that this representation was false.

238. Curaleaf intended for Plaintiffs to rely on this representation.

239. Plaintiffs Zhang Springs, DGMD, and ARMPRO relied on this representation by investing more money into their greenhouse construction.

240. Defendants' crimes are interrelated by distinguishing characteristics and are not isolated incidents but are part of a pattern of criminal activity.

241. Defendants, and each of them, violated NRS 207.400.

242. Defendants caused Plaintiffs to collectively invest millions of dollars towards construction of greenhouses (that to date are still not operational) based on Defendants' misrepresentations.

243. Defendants' shared objective was to divert funds for their own benefit.

244. Defendants have conducted or participated, directly or indirectly, in the conduct of the affairs of the enterprise through racketeering activity as defined in NRS 207.390 and in violation of NRS 207.470.

245. The unlawful actions of Defendants have directly, illegally, and proximately caused and continue to cause injuries to Plaintiffs and their businesses.

246. As a direct and proximate result of Defendants' conduct, Plaintiffs have been damaged in excess of $15,000.

247. Plaintiffs are entitled to treble damages against Defendants, and each of them.

248. Plaintiffs are entitled to punitive damages.

249. As a direct and proximate result of Defendants' conduct, Plaintiffs have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

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HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

SECOND CAUSE OF ACTION

Conspiracy to Violate State Civil RICO, NRS 207.350, et seq.

(Against Jim Mueller, John Mueller, MachNV, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

250. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

251. Defendants Jim Mueller, John Mueller, Mr. Balaouras, Acres, Curaleaf, MachNV, Mr. Deslis, and MJ Holdings knowingly, willfully, and unlawfully conspired to facilitate a scheme which included the operation or management of a RICO enterprise through racketeering activity as alleged above.

252. The conspiracy commenced as early as 2016 and is ongoing.

253. The conspiracy's ultimate goal was to fraudulently induce Plaintiffs to invest in Acres, and to continue investing in Acres/Curaleaf so that Defendants could maximize their profit. This included, but is not limited to, maximizing the sale price of Acres by using Plaintiffs' money to: 1) improve Acres existing properties, most specifically its Las Vegas dispensary; and 2) make Acres's cultivation capacity look bigger and better on paper than it really was.

254. Each defendant engaged in a similar pattern of behavior to fraudulently induce Plaintiffs to invest in the Acres Investment Scheme. This included: 1) falsely claiming that Acres had been successfully cultivating cannabis in its existing greenhouses in Amargosa Valley; 2) falsely representing that the Acres Site had adequate power to supply new greenhouses; 3) falsely claiming that the Acres Site had virtually unlimited clean water; 4) providing Plaintiffs' false information regarding the process of the greenhouse construction process so that Plaintiff's would continue to spend money to have the greenhouses built and not demand a refund; and 5) providing Plaintiff's false information regarding the Cultivation and Sales Agreement.

255. As a direct and proximate result of Defendants' conduct, Plaintiffs have been damaged in excess of $15,000.

256. Plaintiffs are entitled to treble damages.

257. Plaintiffs are entitled to punitive damages.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
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258. As a direct and proximate result of Defendants' conduct, Plaintiffs have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

THIRD CLAIM FOR RELIEF

FRAUD

(Against Jim Mueller, John Mueller, Acres, Paris Balaouras, MJ Holdings, and Curaleaf)

259. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

260. In or around late 2017 and early 2018 Defendants Acres, John Mueller and Jim Mueller represented to Zhang Springs, DGMD, and ARMPRO that Acres' cultivation facility was a profitable entity and that, therefore, investing in expanded cultivation with Acres would be profitable.

261. In or around October 2018, Mr. Balaouras represented to Prodigy that Acres' cultivation facility was a profitable entity and that, therefore, investing in expanded cultivation with Acres would be profitable.

262. In November 2017, John Mueller, acting as an individual and an agent of Acres, represented to Zhang Springs that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

263. In December 2017, Jim Mueller, acting as an individual and an agent of Acres, represented to DGMD that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

264. In January 2018, Jim Mueller, acting as an individual and an agent of Acres, represented to ARMPRO that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

265. In October 2018, Mr. Balaouras, acting as an individual and an agent of MJ

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
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702.629.3300

Holdings, represented to Prodigy that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

266. On information and belief, from at least 2016 through 2017 Acres was unable to successfully cultivate much cannabis at its Amargosa Valley cultivation site, and the cultivation facility was never running at capacity nor generating much, if any, profit.

267. Defendants knew at the time that each of these representations were false.

268. Defendants intended for Zhang Springs, DGMD, ARMPRO, and Prodigy to invest money into the Acres and MJ Holdings Investment Schemes based on their misrepresentations.

269. Zhang Springs, DGMD, ARMPRO, and Prodigy justifiably relied on these misrepresentations by investing money into the Acres and MJ Holdings Investment Schemes.

270. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy have been damaged in excess of $15,000.

271. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

272. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

FOURTH CLAIM FOR RELIEF

FRAUD

(Against Jim Mueller, John Mueller, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

273. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

274. Defendants Acres, John Mueller, Jim Mueller, Mr. Balaouras, Mr. Deslis, ATG, and / or MJ Holdings represented to Zhang Springs, DGMD, ARMPRO, and Prodigy that the Acres Site was fully equipped with sufficient power to manage the greenhouses.

275. In November 2017, John Mueller, acting as an individual and an agent of Acres, represented to Zhang Springs that the Acres Site had sufficient power for the greenhouses.

276. In December 2017, Jim Mueller, acting as an individual and an agent of Acres, represented to DGMD that the Acres Site had sufficient power for all the greenhouses.

277. In January 2018, Jim Mueller, acting as an individual and an agent of Acres, represented to ARMPRO that the Acres Site had sufficient power for all the greenhouses.

278. In October 2018, John Mueller, acting as an individual and an agent of Acres, Mr. Balaouras, acting as an individual and an agent of MJ Holdings, and Mr. Deslis, acting as an individual and an agent of MJ Holdings and ATG, represented to Prodigy that the Acres Site had sufficient power for all the greenhouses.

279. On information and belief, at all relevant times the Acres Site never had adequate power to adequately supply the Co-Op Greenhouses.

280. Defendants knew at the time that each of these representations were false.

281. Defendants intended for Zhang Springs, DGMD, ARMPRO, and Prodigy to invest money into the Acres and MJ Holdings Investment Schemes based on their misrepresentations.

282. Zhang Springs, DGMD, ARMPRO, and Prodigy justifiably relied on these misrepresentations by investing money into the Acres and MJ Holdings Investment Schemes.

283. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy have been damaged in excess of $15,000.

284. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

285. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

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HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

FIFTH CLAIM FOR RELIEF

FRAUD

(Against Jim Mueller, John Mueller, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

286. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

287. Defendants Acres, Jim Mueller, John Mueller, Mr. Balaouras, Dimitri Deslis, ATG, and/or MJ Holdings represented to Zhang Springs, DGMD, ARMPRO, and Prodigy that the Acres Site had sufficient clean water to supply all the Co-Op Greenhouses.

288. In November 2017, John Mueller, acting as an individual and an agent of Acres, told Zhang Springs that the Acres Site had sufficient clean water for the Zhang Springs Greenhouse.

289. In December 2017, Jim Mueller, acting as an individual and an agent of Acres, represented to DGMD that the Acres Site had sufficient clean water for the DGMD Greenhouse.

290. In January 2018, Jim Mueller, acting as an individual and an agent of Acres, represented to ARMPRO that the Acres Site had sufficient clean water for the ARMPRO Greenhouse.

291. In October 2018, Mr. Balaouras, acting as an individual and an agent of MJ Holdings, and Mr. Deslis, acting as an individual and an agent of MJ Holdings and ATG, and John Mueller, acting as an individual and an agent of Acres, represented to Prodigy that the Acres Site had sufficient clean water for the LVGO Greenhouse.

292. On information and belief, at all relevant times, while there was a supply of water at the Acres Site, the water was heavily contaminated and was not suitable for growing cannabis. In fact, on information and belief, the water at the Acres Site was not rendered useable for cultivating cannabis until Curaleaf installed a costly reverse osmosis filter after its acquisition of Acres.

293. Defendants knew at the time that each of these representations were false.

294. Defendants intended for Zhang Springs, DGMD, ARMPRO, and Prodigy to invest

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8816 Spanish Ridge Avenue
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money into the Acres and MJ Holdings Investment Schemes based on their misrepresentations.

295. Zhang Springs, DGMD, ARMPRO, and Prodigy justifiably relied on these misrepresentations by investing money into the Acres and MJ Holdings Investment Schemes.

296. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy have been damaged in excess of $15,000.

297. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

298. Defendant's conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, ARMPRO, and Prodigy and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

SIXTH CLAIM FOR RELIEF

FRAUD

(Against John Mueller, Acres, MachNV, and Curaleaf)

299. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

300. Defendants Acres, John Mueller, and MachNV represented to DGMD that it needed to wire $125,664, on top of the $250,000 that DGMD had already paid, to MachNV to be applied to construction costs.

301. On February 22, 2018, in reliance on this representation, DGMD wired $125,664 to MachNV.

302. Instead of applying this money to construction as represented, MachNV misappropriated the money to use for Acres's own personal use.

303. Defendants knew at the time that the representation that the money would be used for construction was false.

304. Defendants intended for DGMD to invest additional money beyond the initial investment into the Acres Investment Scheme based on their misrepresentations.

305. DGMD justifiably relied on this misrepresentation by investing additional money

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8816 Spanish Ridge Avenue
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702.629.3300

into the Acres Investment Scheme.

306. As a direct and proximate result of Defendants' conduct, Plaintiff DGMD has been damaged in excess of $15,000.

307. As a direct and proximate result of Defendants' conduct, Plaintiff DGMD, has been required to retain the services of an attorney and is entitled to recover reasonable attorney fees and costs in bringing this suit.

308. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiff DGMD and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

SEVENTH CLAIM FOR RELIEF

FRAUD

(Against John Mueller, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

309. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

310. In October and November 2018, Defendants Acres, John Mueller, Mr. Balaouras, Mr. Deslis, ATG, and MJ Holdings, represented to Prodigy and LVGO on multiple occasions that the greenhouse project Prodigy, through LVGO, was investing into was fully funded by an anonymous celebrity investor and only needed Prodigy and LVGO's investment to be complete.

311. Defendants knew at the time that these representations were false. In fact, Prodigy, through LVGO, would be the only ***first and only*** investor in the purported "fully funded" MJ Holdings Greenhouse Scheme.

312. Defendants intended for Prodigy and LVGO to invest money into the MJ Holdings Investment Scheme based on their misrepresentations.

313. Prodigy and LVGO justifiably relied on these misrepresentations by investing money into the MJ Holdings Investment Scheme.

314. As a direct and proximate result of Defendants' conduct, Prodigy and LVGO have been damaged in excess of $15,000.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

315. As a direct and proximate result of Defendants' conduct, Prodigy and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

316. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Prodigy and LVGO and, as a result, Prodigy and LVGO are entitled to punitive damages in an amount to be proven at trial.

EIGHTH CLAIM FOR RELIEF

FRAUD

(Against John Mueller, Acres, Paris Balaouras, MJ Holdings, ATG, Dimitri Deslis, and Curaleaf)

317. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

318. Defendants Acres, John Mueller, Mr. Balaouras, ATG, Mr. Deslis, and MJ Holdings represented to Prodigy and LVGO that construction was moving forward on the LVGO Greenhouse.

319. Between January 2019 and March 2019, Mr. Deslis, acting as an individual and an agent of MJ Holdings and ATG, represented to Prodigy and LVGO that construction was going according to plan.

320. On April 10, 2019, Mr. Deslis, acting as an individual and an agent of MJ Holdings and ATG, sent Prodigy and LVGO correspondence falsely claiming that concrete was being poured for the LVGO greenhouse.

321. Defendants represented to Prodigy and LVGO that the LVGO Greenhouse construction was on track as of September 4, 2019 and would be ready to launch the following week.

322. On information and belief, the "ATG Greenhouse" funded solely by Prodigy through LVGO was never being constructed.

323. Defendants knew at the time that each of these representations were false

324. Defendants intended for Prodigy and LVGO to continue to move forward with the

MJ Holdings Investment Scheme and not demand its money back.

325. Prodigy and LVGO justifiably relied on these misrepresentations by continuing with the MJ Holdings Investment Scheme and not demanding its money back.

326. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been damaged in excess of $15,000.

327. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

328. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Prodigy and LVGO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

NINTH CLAIM FOR RELIEF

FRAUD

(Against MJ Holdings and ATG)

329. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

330. Defendants MJ Holdings and ATG represented to Prodigy that the total investment cost for the "ATG Greenhouse" was $2.5 million as claimed in the letter of intent signed on or around November 12, 2018 between ATG and Prodigy.

331. The contract executed in March 2019 between ATG and LVGO included a clause that Prodigy's deposit fee would vest upon the remaining funding of $1.75 million dollars. However, at all times, Prodigy was *the only* investor in the MJ Holdings Investment Scheme.

332. Defendants knew at the time that each of these representations were false and there were no other investors.

333. Defendants intended for Prodigy and LVGO to invest in the MJ Holdings Investment Scheme and to remain in the MJ Holdings Investment Scheme.

334. Prodigy and LVGO justifiably relied on these misrepresentations by investing and continuing with the MJ Holdings Investment Scheme.

335. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been damaged in excess of $15,000.

336. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

337. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Prodigy and LVGO and, as a result, Plaintiffs Prodigy and LVGO are entitled to punitive damages in an amount to be proven at trial.

TENTH CLAIM FOR RELIEF

FRAUD

(Against ATG)

338. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

339. Defendant ATG misrepresented to Prodigy how it's $500,000 would be distributed. The letter of intent signed between ATG and Prodigy on or around November 12, 2018 stated that $250,000 of Prodigy's investment would go to Acres as a licensing fee and the other $250,000 would go towards construction costs.

340. However, the contract executed between LVGO and ATG in March 2019 reclassified how the second $250,000 from the $500,000 deposit was to be distributed. The March 2019 contract re-designated the second $250,000 as a "consulting fee" for ATG. This "consulting fee" was supposed to start vesting once the remaining $1.75 million was invested towards the "ATG Greenhouse." However, because Prodigy was the only investor towards the "ATG Greenhouse" there was never going to be another $1.75 million invested towards the construction of the greenhouse. Instead, this contract was just used by ATG to wrongfully deprive Prodigy and LVGO of $250,000 of its investment.

341. Defendant knew at the time that each of these representations were false.

342. Defendants intended for Prodigy and LVGO to invest in the MJ Holdings Investment Scheme and continue to move forward with the MJ Holdings Investment Scheme.

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8816 Spanish Ridge Avenue
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343. Prodigy and LVGO justifiably relied on these misrepresentations by investing in and continuing with the MJ Holdings Investment Scheme.

344. As a direct and proximate result of Defendant's conduct, Plaintiff Prodigy and LVGO have been damaged in excess of $15,000.

345. As a direct and proximate result of Defendant's conduct, Plaintiffs Prodigy and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

346. Defendant's conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Prodigy and LVGO and, as a result, Plaintiffs Prodigy and LVGO are entitled to punitive damages in an amount to be proven at trial.

ELEVENTH CLAIM FOR RELIEF

FRAUD

(Against John Mueller, Acres, and Curaleaf)

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8816 Spanish Ridge Avenue
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347. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

348. Defendants Acres and John Mueller represented to Zhang Springs that it could place a down payment of $250,000 to invest in a second greenhouse, and that that $250,000 could either be returned or credited towards the construction of Zhang Springs's first greenhouse upon request.

349. On September 26, 2018, John Mueller, acting as an individual and an agent of Acres, represented to Zhang Springs that Zhang Springs could execute an option agreement for a second greenhouse for a discounted cost of $50,000.

350. However, a few months later, on February 28, 2019, John Mueller, acting as an individual and an agent of Acres, changed Acres' position and informed Zhang Springs that it would cost it the full $250,000 to purchase an option agreement for a second Co-Op Greenhouse. John Mueller, acting on behalf of Acres, also told Zhang Springs that if Zhang Springs wanted to back out, Zhang Springs could either receive a full refund or put the money towards the first greenhouse.

351. Based on John Mueller's representations on behalf of Acres, Zhang Springs paid Acres an additional $250,000 to purchase on option to construct a second greenhouse.

352. However, as Zhang Springs began experiencing problems with the construction of its first Co-Op Greenhouse, Zhang Springs decided to back out of the option for the second greenhouse. On at least four separate occasions, Zhang Springs expressly requested that Acres either return the $250,000 option payment or credit it towards the construction of Zhang Springs' first greenhouse. However, Acres refused to either refund this $250,000 or credit it towards Zhang Springs's first Co-Op Greenhouse.

353. Mr. Zhang contacted John Mueller in January, March, May, and July of 2020 each time requesting that the $250,000 either be refunded or applied to construction on the first greenhouse as represented by John Mueller.

354. Defendants knew at the time of the representation that they would not and had no intention of ever refunding this money.

355. Defendants intended for Zhang Springs to invest money into a second greenhouse based on their misrepresentations.

356. Zhang Springs justifiably relied on these misrepresentations by investing money into a second greenhouse.

357. As a direct and proximate result of Defendants' conduct, Zhang Springs has been damaged in excess of $15,000.

358. As a direct and proximate result of Defendants' conduct, Zhang Springs has been required to retain the services of an attorney and is entitled to recover reasonable attorney fees and costs in bringing this suit.

359. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Zhang Springs and, as a result, Zhang Springs is entitled to punitive damages in an amount to be proven at trial.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

TWELFTH CLAIM FOR RELIEF

FRAUD

(Against Curaleaf)

360. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

361. On May 10, 2019, Mr. Gehres and Mr. Pickworth, acting as agents of Curaleaf, represented to Zhang Springs, DGMD, and ARMPRO that if they each increased their construction budgets to $1.2 million, that Curaleaf would pay any amount above the $1.2 million to complete the Acres Investment Scheme greenhouses.

362. Plaintiffs agreed to increase their construction budgets based on this misrepresentation and paid more money to the construction of their greenhouses above the approximately $850,000 originally estimated. Plaintiffs paid their $1.2 million, however, Curaleaf has not paid to complete the greenhouses.

363. Curaleaf knew at the time of this representation that it had no intention of paying to complete the construction of the Zhang Springs, DGMD, or ARMPRO Greenhouses.

364. Curaleaf intended for Zhang Springs, DGMD, and ARMPRO to invest more money into construction of the greenhouses.

365. Zhang Springs, DGMD, and ARMPRO justifiably relied on this misrepresentation by investing more money into the construction of the greenhouses.

366. As a direct and proximate result of Curaleaf's conduct, Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000.

367. As a direct and proximate result of Curaleaf's conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

368. Curaleaf's conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, and ARMPRO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

THIRTEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against Jim Mueller, John Mueller, Acres, and Curaleaf)

369. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

370. Defendants Acres, John Mueller, and Jim Mueller represented to Zhang Springs, DGMD, and ARMPRO that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

371. In November 2017, John Mueller, acting as an individual and an agent of Acres, represented to Zhang Springs that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

372. In December 2017, Jim Mueller, acting as an individual and an agent of Acres, represented to DGMD that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

373. In January 2018, Jim Mueller, acting as an individual and an agent of Acres, represented to ARMPRO that Acres was operating its existing cultivation facility at near maximum capacity and that the sales from the cultivated product were so lucrative that Acres was looking to expand its cultivation capacity. Upon information and belief, this was false.

374. Defendants knew at the time that each of these representations were false.

375. Defendants made these representations in order to induce Zhang Springs, DGMD, and ARMPRO into signing the Management Agreement in late 2017 and early 2018.

376. Zhang Springs, DGMD, and ARMPRO justifiably relied on these representations when deciding to sign the Management Agreement.

377. But for these misrepresentations, Zhang Springs, DGMD, and ARMPRO would not have entered into the Management Agreement.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

378. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000 and seek recission of the Management Agreement.

379. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

380. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, and ARMPRO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

FOURTEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against Jim Mueller, John Mueller, Acres, and Curaleaf)

381. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

382. Defendants Acres, Jim Mueller, and John Mueller represented to Zhang Springs, DGMD, and ARMPRO that the Acres Site was fully equipped with sufficient power to manage all the greenhouses.

383. In November 2017, John Mueller, acting as an individual and an agent of Acres, represented to Zhang Springs that the Acres Site had sufficient power for the Zhang Springs Greenhouse.

384. In December 2017, Jim Mueller, acting as an individual and an agent of Acres, represented to DGMD that the Acres Site had sufficient power for the DGMD Greenhouse.

385. In January 2018, Jim Mueller, acting as an individual and an agent of Acres, represented to ARMPRO that the Acres Site had sufficient power for the ARMPRO Greenhouse.

386. Defendants knew at the time that each of these representations were false.

387. Defendants made these representations in order to induce Zhang Springs, DGMD, and ARMPRO into signing the Acres Management Agreement and investing in the Acres Investment Scheme.

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8816 Spanish Ridge Avenue
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388. Zhang Springs, DGMD, and ARMPRO justifiably relied on these representations when deciding to sign the Acres Management Agreement invest in the Acres Investment Scheme.

389. But for these misrepresentations, Zhang Springs, DGMD, and ARMPRO would not have signed the Acres Management Agreement or invested in the Acres Investment Scheme.

390. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000 and seek recission of the Management Agreement.

391. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

392. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, and ARMPRO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

FIFTEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against Jim Mueller, John Mueller, Acres, Paris Balaouras, MJ Holdings, and Curaleaf)

393. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

394. Defendants Acres, Jim Mueller, John Mueller, Paris Balaouras, and MJ Holdings represented to Zhang Springs, DGMD, and ARMPRO that the Acres Site had sufficient clean water to supply to all the greenhouses.

395. In November 2017, John Mueller, acting as an individual and an agent of Acres, and Mr. Balaouras, acting as a representative of MJ Holdings, told Zhang Springs that the Acres Site had sufficient clean water for the Zhang Springs Greenhouse.

396. In December 2017, Jim Mueller, acting as an individual and an agent of Acres, represented to DGMD that the Acres Site had sufficient clean water for the DGMD Greenhouse.

397. In January 2018, Jim Mueller, acting as an individual and an agent of Acres, represented to ARMPRO that the Acres Site had sufficient clean water for the ARMPRO

greenhouse.

398. Defendants knew at the time that each of these representations were false.

399. Defendants made these representations in order to induce Zhang Springs, DGMD, and ARMPRO to sign the Acres Management Agreement and invest in the Acres Investment Scheme.

400. Zhang Springs, DGMD, and ARMPRO justifiably relied on these representations when deciding to sign the Acres Management Agreement and invest in the Acres Investment Scheme.

401. But for these misrepresentations, Zhang Springs, DGMD, and ARMPRO would not have signed the Acres Management Agreement or invested in the Acres Investment Scheme.

402. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000 and seek recission of the Management Agreement.

403. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

404. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, and ARMPRO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

SIXTEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against John Mueller, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

405. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

406. Defendants Acres, John Mueller, Mr. Balaouras, Dimitri Deslis, ATG, and MJ Holdings fraudulently induced Prodigy and LVGO to invest in the MJ Holdings Investment Scheme.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

407. In October 2018, Mr. Balaouras, acting as an individual and an agent of MJ Holdings, Mr. Deslis, acting as an individual and an agent of MJ Holdings and ATG, and John Mueller, acting as an individual and an agent of Acres, represented to Prodigy that the Acres Site had sufficient power for all the greenhouses.

408. Defendants knew at the time that each of these representations were false.

409. Defendants made these representations in order to induce LVGO into signing the Cultivation and Sales Agreement and investing in the MJ Holdings Investment Scheme.

410. LVGO, justifiably relied on these representations when deciding to sign the Cultivation and Sales Agreement and invest in the MJ Holdings Investment Scheme.

411. But for these misrepresentations, LVGO, would not have signed the Cultivation and Sales Agreement or invested in the MJ Holdings Investment Scheme.

412. As a direct and proximate result of Defendants' conduct Plaintiff LVGO has been damaged in excess of $15,000 and seeks recission of the Cultivation and Sales Agreement.

413. As a direct and proximate result of Defendants' conduct, Plaintiff LVGO has been required to retain the services of an attorney and is entitled to recover reasonable attorney fees and costs in bringing this suit.

414. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiff LVGO and, as a result, Plaintiff is entitled to punitive damages in an amount to be proven at trial.

SEVENTEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against Acres, John Mueller, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

415. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

416. In October 2018, Defendants Acres, John Mueller, acting as an individual and an agent of Acres, Mr. Balaouras, acting as an individual and an agent of MJ Holdings, and Mr. Deslis, acting as an individual and an agent of MJ Holdings and ATG, MJ Holdings, and ATG

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

represented to Prodigy that the Acres Site had sufficient clean water for the LVGO Greenhouse.

417. Defendants knew at the time that each of these representations were false.

418. Defendants made these representations in order to induce Prodigy, as LVGO, into investing in the MJ Holdings Investment Scheme.

419. LVGO, justifiably relied on these representations when deciding to sign the Cultivation and Sales Agreement and invest in the MJ Holdings Investment Scheme.

420. But for these misrepresentations, LVGO, would not have signed the Cultivation and Sales Agreement or invested in the MJ Holdings Investment Scheme.

421. As a direct and proximate result of the misrepresentation, Plaintiffs Prodigy and LVGO have been damaged in excess of $15,000 and seek recission of the Cultivation and Sales Agreement.

422. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

423. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Prodigy and LVGO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

EIGHTEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against John Mueller, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

424. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

425. In October and November 2018, Defendants Acres, John Mueller, acting as an individual and an agent of Acres, Paris Balaouras, acting as an individual and an agent of MJ Holdings, Dimitri Deslis, acting as an individual and an agent of MJ Holdings and ATG, MJ Holdings, and ATG represented to Prodigy that the greenhouse Prodigy was investing into was fully funded by an anonymous celebrity investor and just needed his last investment to be

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

completed.

426. Defendants knew at the time that each of these representations were false.

427. Defendants made these representations in order to induce LVGO into signing the Cultivation and Sales Agreement and investing in the MJ Holdings Investment Scheme.

428. LVGO justifiably relied on these representations when deciding to sign the Cultivation and Sales Agreement and invest in the MJ Holdings Investment Scheme.

429. But for these misrepresentations, LVGO would not have signed the Cultivation and Sales Agreement or invested in the MJ Holdings Investment Scheme.

430. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been damaged in excess of $15,000 and seek recission of the Cultivation and Sales Agreement.

431. As a direct and proximate result of Defendants' conduct, Plaintiffs Prodigy and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

432. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Prodigy and LVGO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

NINETEENTH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against John Mueller, Acres, and Curaleaf)

433. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

434. On January 16, 2019, John Mueller represented to Mr. Zhang that the Cultivation and Sales Agreement had been approved by the NV DOT and the NV DOT would not allow changes.

435. In early 2019, John Mueller represented to Mr. Muller that the Cultivation and Sales Agreement had been approved by the NV DOT and could not be changed.

436. In early 2019, John Mueller represented to Mr. Gonzales that the Cultivation and

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

Sales Agreement had been approved by the NV DOT and could not be changed.

437. On information and belief, these representations were false.

438. Defendants knew at the time that each of these representations were false.

439. Defendants made these representations in order to induce Zhang Springs, DGMD, and ARMPRO to sign the Cultivation and Sales Agreement.

440. Zhang Springs, DGMD, and ARMPRO justifiably relied on these representations when deciding to sign the Cultivation and Sales Agreement.

441. But for these misrepresentations, Zhang Springs, DGMD, and ARMPRO would not have signed the Cultivation and Sales Agreement.

442. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000 and seek recission of the Cultivation and Sales Agreement.

443. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

444. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, and ARMPRO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

TWENTIETH CLAIM FOR RELIEF

FRAUDULENT INDUCEMENT

(Against John Mueller, Acres, and Curaleaf)

445. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

446. On January 16, 2019, John Mueller told Mr. Zhang that Mr. Gonzales had already signed a similar Cultivation and Sales Agreement to the one that Zhang Springs received and therefore, Zhang Springs should sign as well.

447. In early 2019, John Mueller represented to Mr. Muller that Mr. Gonzales had already signed a similar Cultivation and Sales Agreement to the one that ARMPRO received and

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

therefore, ARMPRO should sign as well.

448. Mr. Gonzales had not signed the Cultivation and Sales Agreement on behalf of DGMD at the time these representations were made.

449. Defendants knew at the time that each of these representations were false.

450. Defendants made these representations in order to induce Zhang Springs and ARMPRO to sign the Cultivation and Sales Agreement.

451. Zhang Springs and ARMPRO justifiably relied on these representations when deciding to sign the Cultivation and Sales Agreement.

452. But for these misrepresentations, Zhang Springs and ARMPRO would not have signed the Cultivation and Sales Agreement.

453. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs and ARMPRO have been damaged in excess of $15,000 and seek recission of the Cultivation and Sales Agreement.

454. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

455. Defendants' conduct was willful and wanton or done in reckless disregard of the rights of Plaintiffs Zhang Springs, DGMD, and ARMPRO and, as a result, Plaintiffs are entitled to punitive damages in an amount to be proven at trial.

TWENTY-FIRST CLAIM FOR RELIEF

ACCOUNTING

(Against Jim Mueller, John Mueller, MachNV, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

456. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

457. A fiduciary relationship existed or exists between Plaintiffs Zhang Springs, DGMD, ARMPRO, Prodigy, and LVGO and Defendants Jim Mueller, John Mueller, Acres, MachNV, MJ Holdings, and Curaleaf.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

458. The relationship between the Plaintiffs and Defendants was one founded on trust and confidence.

459. Defendants each have a duty to render an accounting to each of the Plaintiffs to determine damages resulting from the misallocation of funds.

460. As a direct and proximate result of Defendants' conduct, Plaintiffs have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

TWENTY-SECOND CLAIM FOR RELIEF

CONVERSION

(Against Acres and Curaleaf)

461. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

462. On information and belief, the Acres sale to Curaleaf involved the sale of the Zhang Springs, DGMD, and ARMPRO Greenhouses.

463. Each of these greenhouses are the property of their respective Investors.

464. Including these greenhouses in the sale was a distinct and intentional act of dominion that Acres wrongfully asserted over the property of Zhang Springs, DGMD, and ARMPRO.

465. This act by Acres was committed inconsistently with Zhang Springs, DGMD, ARMPRO's use and enjoyment of the greenhouses.

466. This act by Acres was committed in derogation, exclusion, or defiance of Zhang Springs, DGMD, and ARMPRO's rights in the greenhouses.

467. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000.

468. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

TWENTY-THIRD CLAIM FOR RELIEF

CONVERSION

(Against Curaleaf)

469. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

470. In the alternative, if the Acres sale to Curaleaf did not include the Zhang Springs, DGMD, and ARMPRO Greenhouses, then on information and belief Curaleaf took power that belonged to Plaintiffs' Greenhouses for its own benefit.

471. On information and belief, Curaleaf has taken any potential power that could be used for the Plaintiffs' greenhouses in order to power the Curaleaf greenhouses.

472. This stolen power belongs to the Plaintiffs and is the property of the Plaintiffs through the greenhouses.

473. Taking the Plaintiffs' power was a distinct and intentional act of dominion that Curaleaf wrongfully asserted over the property of Zhang Springs, DGMD, and ARMPRO.

474. This act by Curaleaf was committed inconsistently with Zhang Springs, DGMD, ARMPRO's use and enjoyment of the greenhouses.

475. This act by Acres was committed in derogation, exclusion, or defiance of Zhang Springs, DGMD, and ARMPRO's rights in the power.

476. As a direct and proximate result of Curaleaf's conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been damaged in excess of $15,000.

477. As a direct and proximate result of Curaleaf's conduct, Plaintiffs Zhang Springs, DGMD, and ARMPRO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

TWENTY-FOURTH CLAIM FOR RELIEF

INTENTIONAL INTERFERENCE WITH CONTRACTUAL RELATIONS

(Against Curaleaf)

478. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

479. Plaintiffs Zhang Springs, DGMD, ARMPRO, and LVGO each had a valid and

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

existing contract with Acres through the Cultivation and Sales Agreement each signed in early 2019.

480. Defendant Curaleaf had actual knowledge of Plaintiffs' Zhang Springs, DGMD, ARMPRO, and LVGO contracts with Acres.

481. In order for Plaintiffs' greenhouses to be functional, each one needs an adequate power supply. However, on information and belief, Curaleaf has taken any power that may have been used for the Plaintiffs' Zhang Springs, DGMD, ARMPRO, and LVGO greenhouses and rerouted the power for its own use.

482. By taking any power that may have powered Plaintiffs' Zhang Springs, DGMD, ARMPRO, and LVGO greenhouses, Curaleaf has intentionally disrupted Plaintiffs' contracts with Acres.

483. Curaleaf has caused actual disruption of the Cultivation and Sales Agreement: Plaintiffs cannot perform their duties under the Agreement without adequate power.

484. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and LVGO have been damaged in excess of $15,000.

485. As a direct and proximate result of Defendants' conduct, Plaintiffs Zhang Springs, DGMD, ARMPRO, and LVGO have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

TWENTY-FIFTH CAUSE OF ACTION

CONSPIRACY

(Against Jim Mueller, John Mueller, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf)

486. Plaintiffs repeat and reallege the foregoing paragraphs as if fully set forth herein.

487. Defendants John Mueller, Jim Mueller, MachNV, Acres, Paris Balaouras, MJ Holdings, Dimitri Deslis, ATG, and Curaleaf intended to fraudulently obtain money from the Plaintiffs in order to put that money towards the Acres dispensary and to make Acres look more appealing to potential buyers as well as pay off Defendants' agents.

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

488. Defendants acted together in order to find investors to invest money into the Acres and MJ Holdings Investment Schemes. Each Defendant either individually or through their agents, planned to bring in an investor in order to misappropriate the money for Defendants' own gain.

489. Defendants intended to fraudulently obtain Plaintiffs' money for the purpose of harming the Plaintiffs to benefit Defendants.

490. Defendants committed unlawful fraudulent misrepresentations in furtherance of the agreement to defraud the Plaintiffs. As alleged above, Defendants made extensive fraudulent misrepresentations regarding the Acres Investment Scheme.

491. As a direct and proximate result of Defendants' conduct, Plaintiffs have been damaged in excess of $15,000.

492. As a direct and proximate result of Defendants' conduct, Plaintiffs have been required to retain the services of an attorney and are entitled to recover reasonable attorney fees and costs in bringing this suit.

PRAYER FOR RELIEF

WHEREFORE, Plaintiffs pray for relief as follows:

1. For an award of damages in excess of $15,000 in an amount to be proven at trial;
2. For pre- and post-judgment interest;
3. For punitive damages;
4. For attorney fees and costs of suit;
5. Accounting;
6. Recission of the Acres Management Agreement and the Acres Cultivation and Sales Agreement; and
7. For such other and further relief as the Court deems just and proper.

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HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

JURY DEMAND

Plaintiffs demand a jury on all claims.

DATED this 19th day of March, 2021.

HYMANSON & HYMANSON

BY: /s/ *Philip M. Hymanson*
PHILIP M. HYMANSON, ESQ.
Nevada State Bar No. 2253
HENRY JOSEPH HYMANSON, ESQ.
Nevada State Bar No. 14381
ARIANA CARUSO
Nevada Bar No. 15520
HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
(702) 629-3300 Telephone
(702) 629-3332 Facsimile
Phil@HymansonLawNV.com
Hank@HymansonLawNV.com
Ariana@HymansonLawNV.com
Attorneys for Plaintiffs

HYMANSON & HYMANSON
8816 Spanish Ridge Avenue
Las Vegas, NV 89148
702.629.3300

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that I am an employee of HYMANSON & HYMANSON, and pursuant to NRCP 5(b), EDCR 8.05, Administrative Order 14-2, and NEFCR 9, I caused a true and correct copy of the foregoing **COMPLAINT** to be served via the Court's Electronic Filing System on the 19th day of March, 2021 upon those persons designated by the parties in the E-Service Master List for the above-referenced matter in the Eighth Judicial District Court e-Filing System in accordance with the mandatory electronic service requirements of Administrative Order 14-2 and the Nevada Electronic Filing and Conversion Rules.

/s/ Karen Wiehl
an employee of Hymanson & Hymanson